Exhibit 10.23

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
THIS AGREEMENT (the “Agreement”) is made as of November 25, 2015, by and among ForeScout Technologies, Inc., a Delaware corporation (the “Company”), each Person listed in Schedule A attached hereto (together, the “Founders”), and each Person listed in Schedule B attached hereto (together, the “Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 10 hereof.
Recitals
A.    The Company, the Founders and certain of the Investors have entered into that certain Amended and Restated Investors’ Rights Agreement dated September 8, 2014 (the “Prior Rights Agreement”).
B.    Certain of the Investors and the Company are parties to the Series G Preferred Stock Purchase Agreement dated November 24, 2015 (the “G Purchase Agreement”), pursuant to which the G Investors are purchasing Series G Preferred Stock of the Company.
C.    Whereas the parties desire to amend, restate and replace in its entirety, the Prior Rights Agreement, upon the initial closing of the sale of the Series G Preferred Stock pursuant to the G Purchase Agreement, with this Agreement.
D.    In consideration of the promises and mutual covenants set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend and restate the Prior Rights Agreement in its entirety, which shall be of no further force or effect, as follows:
1.Registration Rights.
1.1    Right to Piggyback.
(a)    Right to Piggyback. In connection with an IPO and at any time thereafter, but subject to the terms of any “lock-up agreement” entered into by a Holder with an underwriter for the IPO (unless waived by such underwriter), whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration on Form S-4, Form S-8 or any successor form) and the registration form to be used may be used for the registration of Preferred Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Holders of its intention to effect such a registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance in Section 11.7, the Company shall cause to be registered under the Securities Act all of the Preferred Registrable Securities that each such Holder has requested to be registered.
(b)    Priority on Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters determine in their sole discretion and advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration: (i) first, the securities the Company proposes to sell; (ii) second, the Preferred Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of the number of Preferred Registrable Securities owned by such Holders; and (iii) third, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein. In no event shall (i) the number of Preferred Registrable Securities be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the IPO, in which case the selling Investors may be excluded entirely if the underwriters make the determination described above and no other shareholder’s securities are included.
1.2    Demand Registrations.
(a)    At any time following the six month anniversary of the closing of an IPO, and until the fifth anniversary of the closing of an IPO, the Initiating Holders may request in writing that all or part of the Preferred Registrable Securities shall be registered for sale under the Securities Act. Within twenty (20) days after receipt of any such request, the Company shall give written notice of such request to all other Holders, and shall include in such registration all Preferred Registrable Securities held by all such Holders who wish to participate in such demand registration and provide the Company with written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice. Thereupon, the Company shall effect the registration of all Preferred Registrable Securities as to which it has received requests for registration for sale, with an underwriter, selected by the Initiating Holders and reasonably acceptable to the Company.
(b)    The Company shall not be required to effect more than two (2) registrations under Section 1.2(a); provided, however, that any registration proceeding begun pursuant to Section 1.2(a) that is subsequently withdrawn at the request of the Initiating Holders shall count toward the two registration statements which the Initiating Holders have the right to cause to effect pursuant to Section 1.2(a) unless the Initiating Holders reimburse the Company for all out-of-pocket expenses incurred by the Company in connection with such withdrawn registration; provided, however, that if at the time of such withdrawal, the Initiating Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Initiating Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Initiating Holders shall not be required to pay any of such expenses, such withdrawal shall not count as a registration under Section 1.2, and the Investors shall retain their rights pursuant to Section 1.2.
(c)    Notwithstanding any other provision of this Section 1.2, if any such registration contemplates an underwritten offering and if the managing underwriter advises the Initiating Holders in writing that in the managing underwriter’s opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriter’s ability to effect an orderly distribution of such securities, then the Company shall so advise all Holders that would otherwise be underwritten pursuant hereto, and the Company shall include in such registration, (i) first, the Preferred Registrable Securities requested to be included therein (the securities so included to be allocated between the Holders on a pro rata basis based on the number of Preferred Registrable Securities held by all such Holders), (ii) second, shares which the Company may wish to register for its own account, and (iii) third, other securities requested and entitled to be included in such registration; provided, however, that in any event all Preferred Registrable Securities must be included in such registration prior to any other securities of the Company. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Preferred Registrable Securities excluded or withdrawn from such underwritten public offering shall be withdrawn from the registration.
(d)    The Company shall be entitled to include in any registration statement referred to in this Section 1.2, for sale in accordance with the method of disposition specified by the Initiating Holders, shares of Common Stock to be sold by the Company for its own account, provided that the price per share applicable to such registration shall not, in the opinion of the managing underwriters (if such method of disposition shall be an underwritten public offering), be reduced due to such Common Stock to be sold by the Company.
(e)    Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to file and cause to become effective any registration statement under this Section 1.2 or under Section 1.3 below (i) within a period of 180 days after the effective date of any registration statement of the Company (other than any registration statement on Form S-4 (or any successor form) or relating to any employee stock option or stock purchase or similar plan or relating to any dividend reinvestment plan) under the Securities Act; (ii) if the Company provides notice to the Initiating Holders within 15 days of the request for a registration that the Company is engaged in pursuing an underwritten public offering of its stock (the “Competing Offering”) in which the Initiating Holders may include Preferred Registrable Securities pursuant to Section 1.1 hereof; provided, however, the Company’s obligation to file and cause to become effective a registration statement under this Section 1.2 or under Section 1.3 below shall be reinstated if the Company does not file a registration statement with respect to the Competing Offering with the Securities and Exchange Commission within 90 days after it so notifies the Initiating Holders) and provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company provides to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Company’s Board of Directors (the “Board”), it would be seriously detrimental to the Company and its stockholders for a prospectus or registration statement (as applicable) to be filed at such time and it is therefore appropriate to defer the filing of such prospectus or registration statement, in which case the Company may direct that such request for a registration be delayed for a period not in excess of 90 days, provided that such right to delay a request may be exercised by the Company no more than once in any twelve month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period.
(f)    Following the effectiveness of a registration statement (and the filings with any state securities commissions) filed under this Section 1.2 or under Section 1.3 below, the Company may (in the good faith judgment of the Board), subject to the provisions of Section 1.2

(g), direct the Holders to suspend sales of the Preferred Registrable Securities under such registration statement for such times as the Company reasonably may determine is necessary and advisable, (i) not to exceed in any event 90 days, and (ii) not to be used more than once in any twelve (12) month period, for any event for which disclosure may be required under the securities laws, including the following events (a “Suspension Event”): (i) an underwritten primary offering by the Company where the Company is advised by the underwriters for such offering that sale of Preferred Registrable Securities under the registration statement would have a material adverse effect on the primary offering, or (ii) pending negotiations relating to or consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the registration statement (or such filings), (y) as to which the Company has a bona fide business purpose for preserving confidentiality or (z) which renders the Company unable to comply with Commission requirements, or (iii) the continued effectiveness of a registration statement would have a material adverse effect on any proposed or pending acquisition, merger, business combination or other material transaction involving the Company, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post-effective basis, as applicable.
(g)    In the case of an event which causes the Company to suspend the effectiveness of a registration statement filed under Section 1.2 or under Section 1.3, the Company, if it wishes to exercise its right to suspend the sale of securities, shall give notice (a “Suspension Notice”) to the Holders to suspend sales of the Preferred Registrable Securities under such registration statement so that the Company may correct or update the registration statement (or such filings). Each Holder agrees that it will not effect any sales of the Preferred Registrable Securities pursuant to such registration statement (or such filings) at any time after it has received a Suspension Notice from the Company. If so directed by the Company, each Holder will deliver to the Company all copies of the prospectus covering the Preferred Registrable Securities held by it at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Preferred Registrable Securities pursuant to the registration statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company as soon as practicable following the conclusion of any Suspension Event and the effectiveness of any required amendment or supplement to the registration statement. The period of effectiveness of the registration that is subject to suspension under this Section shall be extended for a period equal to the length of the suspension. The Company may not provide a Suspension Notice and exercise its rights of suspension hereunder if its executive officers and directors are at such time permitted to engage in trades of the Company’s Common Stock (other than pursuant to a Rule 10b5-l trading plan).
1.3    S-3 Registration Rights.
(a)    Upon and any time after the Company becomes eligible to file a registration statement on Form S-3, the Company shall, at the request from the holders of forty percent (40%) or more of the Preferred Registrable Securities (the “S-3 Initiating Holders”) then outstanding that the Company effect a registration on Form S-3 with respect to Preferred Registrable Securities, within twenty (20) days after receipt of any such request, give written notice of the proposed registration to all other Holders, and include in such registration all Preferred Registrable Securities held by all such Holders who wish to participate in such registration and provide the Company with written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice. Thereupon, the Company shall effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all such S-3 Initiating Holders’ Preferred Registrable Securities as are specified in such request, together with all or such portion of the Preferred Registrable Securities of any other holder(s) thereof joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 1.3 if Form S-3 is not available for such offering by the S-3 Initiating Holders.
(b)    The Company shall not be required to effect more than two (2) registrations under Section 1.3 during any 12-month period; provided, however, that any registration proceeding begun pursuant to Section 1.3(a) that is subsequently withdrawn at the request of the S-3 Initiating Holders shall count toward the two registration statements which the Holders have the right to cause to effect pursuant to Section 1.3(a) in any 12-month period unless the S-3 Initiating Holders reimburse the Company for all out-of-pocket expenses incurred by the Company in connection with such withdrawn registration, and provided further that if at the time of such withdrawal, the S-3 Initiating Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the S-3 Initiating Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change then the S-3 Initiating Holders shall not be required to pay any such expenses, such withdrawal shall not count as a registration under Section 1.3(a), and the Investors shall retain their rights pursuant to Section 1.3.
1.4    Holdback Agreement.
Each Holder and each Founder shall not, without the prior written consent of the managing underwriter, sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during such period as requested by the underwriter managing the Company’s IPO beginning on the effective date of the registration statement relating to the Company’s IPO (except as part of such underwritten registration), up to a maximum of 180 days. If requested by the underwriter, each Holder and each Founder will reaffirm the agreement set forth in this Section 1.4 in a separate writing in a form satisfactory to such underwriter. The Company may impose stop-transfer instructions with respect to such shares of Common Stock subject to the foregoing restriction until the end of said period. The foregoing provisions of this Section 1.4 shall apply only to the Company’s IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, shall not apply to the sale of shares acquired in the IPO (unless such shares are acquired pursuant to a directed share program and the managing underwriter requests that such shares be subject to this Section 1.4), and shall not apply to shares acquired in the open market following the IPO, and shall only be applicable to the Holders and Founders if all officers and directors and greater than one percent (1%) stockholders of the Company agree to substantially the same terms. If any of the obligations described in this Section 1.4 or such substantially similar agreements are waived or terminated with respect to any of the securities of any such Holder, Founder, officer, director or greater than one-percent stockholder (in any such case, the “Released Securities”), the foregoing provisions shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder and Founder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, Founder, officer, director or greater than one-percent stockholder. The underwriters in connection with a registration statement so filed are intended third party beneficiaries of this Section 1.4 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
1.5    Registration Procedures.
Whenever required under this Agreement to effect the registration of Preferred Registrable Securities, the Company shall as expeditiously as possible:
(a)    prepare and file with the Commission a registration statement with respect to such Preferred Registrable Securities and use its best commercial efforts to cause such registration statement to become and remain effective for at least 120 days, or up 9 months in the event of registration under Section 1.3 or until the distribution described in the registration statement has been completed, whichever first occurs;
(b)    notify each Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such periods set forth above and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;
(c)    furnish to each seller of Preferred Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Preferred Registrable Securities owned by such seller;
(d)    use its best commercial efforts to register or qualify such Preferred Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Preferred Registrable Securities owned by such seller; provided that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

(e)    cause all such Preferred Registrable Securities to be listed or quoted on each securities exchange or market on which similar securities issued by the Company are then listed; provided, however, that if the Company’s securities are not listed or quoted on a securities exchange or market, the Holders will not have the right to a registration under Section 1.2 or Section 1.3 of this Agreement;
(f)    provide a transfer agent and registrar and a CUSIP number for all such Preferred Registrable Securities not later than the effective date of such registration statement;
(g)    enter into such customary agreements (including underwriting agreements in customary form) in order to expedite or facilitate the disposition of such Preferred Registrable Securities and, in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;
(h)    make available for inspection at reasonable times by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;
(i)    subject to Section 1.5(d) above, use its reasonable efforts to cause any Preferred Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Preferred Registrable Securities;
(j)    if the offering is underwritten, use its reasonable efforts to furnish on the date that Preferred Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration and a “comfort letter” from the Company’s independent accountants, addressed to the underwriters covering such issues as are reasonably required by such underwriters; and
(k)    notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the Company reasonably believes the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
1.6    Registration Expenses.
(a)    Payment of Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding customary fees and commissions) and other Persons retained by the Company and the reasonable fees and disbursements of one counsel selected by the majority of the Selling Stockholders, which shall not exceed $50,000 (all such expenses being herein called “Registration Expenses”), shall be borne by the Company.
(b)    Payment of Registration Expenses by Holders of Preferred Registrable Securities. Each holder of securities included in any registration hereunder shall pay those Selling Expenses allocable to the registration of such holder’s securities so included.
1.7    Participation in Underwritten Registrations.
No Person may participate in any registration hereunder unless such Person:
(a)    in the case of a registration which is underwritten, agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company or the Initiating Holders (as applicable for registrations under Sections 1.2 or 1.3 above);
(b)    as expeditiously as possible, notifies the Company, at any time when a prospectus relating to such Person’s Preferred Registrable Securities is required to be delivered under the Securities Act, of the happening of any event with respect to such Person known to such Person as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading;
(c)    complies with all reasonable requests made by the Company or its counsel with respect to the registration of such Person’s Preferred Registrable Securities;
(d)    completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other usual and customary documents necessary or appropriate with respect to the offering of such Person’s Preferred Registrable Securities, and in the case of a registration which is underwritten, necessary or appropriate under the terms of such underwriting arrangements (subject to the provision in Section 1.7(a) above); and
(e)    consents to the following conditions: (a) conditions requiring the Investor to comply with all applicable provisions of the Securities Act and the Exchange Act including, but not limited to, the prospectus delivery requirements of the Securities Act, and to furnish to the Company information about sales made in such public offering; (b) conditions prohibiting the Investor upon receipt of telegraphic or written notice from the Company that it is required by law to correct or update the registration statement or prospectus from effecting sales of the Preferred Registrable Securities until the Company has completed the necessary correction or updating; and (c) conditions prohibiting the sale of Preferred Registrable Securities by such Investor, as the case may be, during the process of the registration until the Registration Statement is effective.
1.8    Indemnification. In the event any Preferred Registrable Securities are included in a registration statement under this Section 1:

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and shareholders of each Holder, its legal counsel, accountants and investment advisers, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and individually referred to as the “Indemnified Party”), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus or Free Writing Prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse each such Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to an Indemnified Party in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Indemnified Party; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnified Party, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) cured the defect giving rise to such loss, claim, damage or liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party.
(b)    To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection 1.8(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and further provided that in no event shall any indemnity under this subsection 1.8(b) exceed the net proceeds from the offering received by such Holder;
(c)    Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action) involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8. deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section 1.8 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the provision of the first sentence of this Section 1.8(c), or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement, which does not include as a term thereof the giving by the claimant or plaintiff to such indemnified party a release from liability in respect to such claim or litigation;
(d)    If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.8(b), shall exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission;
(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; and
(f)    The obligations of the Company and Investors under this Section 1.8 shall survive the completion of any offering of Preferred Registrable Securities in a registration statement under this Section 1, and otherwise.
1.9    Reports Under Securities Exchange Act of 1934. With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:
(a)    make and keep adequate current public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the IPO;
(b)    file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
(c)    furnish to any Investor, so long as the Investor owns any Preferred Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.
1.10    Assignment of Registration Rights; Termination of Rights. The rights to cause the Company to register Preferred Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a holder to a transferee or assignee of such securities provided that such transfer or assignment is made pursuant to the provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended, and any other provisions relating to transfer of securities, and provided further that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. All rights granted under Section 1 will expire and this Agreement will be terminated on the earlier of (i) the seventh anniversary of the IPO, (ii) the closing of a Deemed Winding Up, as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as amended and (iii) for any individual Investor, such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holder’s shares without limitation during a three-month period without registration (and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1)).
1.11    Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the holders of at least 55% of the Preferred Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow to (a) include such securities in any registration filed under Section 1 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Preferred Registrable Securities of the Holders that are included and shall be subordinated to the rights of any Holder hereunder or (b) demand registration of their securities, including without limitation, on Form S-3.
1.12    Foreign Offerings. The provisions of Section 1 shall apply, to the extent applicable, mutatis mutandis, to any registration of securities of the Company outside of the United States of America.
2.    Information, Reporting and Covenants.
2.1    Information and Reporting Rights.
(a)    Each holder of Preferred Stock holding at least 1,000,000 shares of Preferred Stock (calculated on an as converted basis and as adjusted for any stock splits, stock dividends, recapitalizations or the like) and each Wellington Investor (each, an “Eligible Holder”), shall be entitled to receive the following information from the Company:
(i)    Annual Reports. As soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, (i) a balance sheet of the Company as at the end of such fiscal year, (ii) statements of income and cash flows of the Company for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), all in reasonable detail and audited by one of the “big four” independent public accountants of nationally recognized standing, such firm to be selected by the Company (the “Accounting Firm”), provided that such unaudited financial statements shall be prepared by the Company within 60 days after the end of the fiscal year;

(ii)    Quarterly Reports. As soon as practicable, but in any event within forty-five (45) days after the end of each of the three (3) quarters of each fiscal year, unaudited but reviewed statement of income and cash flow for such fiscal quarter and a balance sheet and a statement of stockholders’ equity as of the end of such quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP), and such additional information and commentary as may be reasonably requested by an Eligible Holder;
(iii)    as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Eligible Holders to calculate their respective percentage equity ownership in the Company;
(iv)    Monthly Management Reports. As soon as practicable, but in any event within thirty (30) days after the end of each month, a monthly management report containing such information as shall be agreed in writing between the Company and Eligible Holders holding a majority of the Preferred Stock, including without limitation, orders, cash, burn and estimated revenues; and
(v)    Budget. Within thirty (30) days after approval by the Board, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board, prepared on a monthly basis including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company.
(vi)    Additional Information. Such other information relating to the financial condition, business, or corporate affairs of the Company as may be reasonably requested by such Eligible Holders; provided, however, that the Company shall not be obligated under this subsection (vi) to provide information that it deems in good faith to be a trade secret or similar confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company).
If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.
2.2    Access and Visitation Rights. The Company will permit one authorized representative of each Eligible Holder (i) to visit, inspect and copy the Company’s properties, including but not limited to the Company’s corporate and financial records, and (ii) to discuss the

Company’s business with the Company’s officers during normal business hours, provided that such authorized representatives give the Company prior written reasonable notice prior to such visit and the visit occurs at a reasonable time. All such information obtained or reviewed by such representative shall be subject to Section 9 of this Agreement.
2.3    Common Stock Vesting. Unless otherwise agreed by the Board or the compensation committee of the Board, which shall include the affirmative vote of at least 2 of the Investor Directors, Common Stock (or options to purchase Common Stock) issued to employees of the Company will be subject to four-year vesting, with 25% of such shares vesting after 12 months of continuous service to the Company and the balance vesting on a monthly basis over an additional 36 months. Such shares shall also be subject to a right of first refusal in favor of the Company.
2.4    “Bad Actor” Notice. Each party to this Agreement that is a Company Covered Person will promptly notify each other party to this Agreement in writing if it or, to its knowledge, any other Company Covered Person becomes subject to any Bad Actor Disqualification.
2.5    Termination. The provisions of this Section 2 shall terminate automatically upon the earlier to occur of (i) the consummation of the Company’s IPO or (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act, whichever event shall first occur.
3.    Preemptive Rights.
The Company hereby grants to each Investor and Founder (collectively, the “Rights Holders”) the preemptive right (the “Preemptive Right”) to purchase up to his/her/its Pro Rata Share (as defined below) of any New Securities (as defined below) that the Company may, from time to time propose to sell and issue. “Pro Rata Share” shall mean, for purposes of this Preemptive Right, is the ratio between (x) the aggregate number of shares of Common Stock then owned by a Rights Holder (on an as converted to Common Stock basis), to (y) the aggregate number of shares of Common Stock then issued and outstanding by all of the Company’s securityholders (on an as converted to Common Stock basis). The Preemptive Right shall be subject to the following provisions:
(a)    In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Rights Holder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same (the “Issuance Notice”). The Rights Holders shall have fourteen (14) days (the “Notice Period”) after delivery of such notice to agree to purchase all or any part of his/her/its Pro Rata Share of such New Securities for the same price and upon the same terms specified in the Issuance Notice, by giving written notice to the Company setting forth the number of New Securities such Rights Holder elects to purchase.
(b)    The Company shall promptly inform in writing each Rights Holder that (i) elects to purchase all of his/her/its Pro Rata Share of the New Securities and (ii) that holds at least 2,250,000 shares of Common Stock (on an as converted to Common Stock basis and as adjusted for any stock splits, stock dividends, recapitalizations or the like) (a “Fully-Exercising

Investor”) of any other Rights Holder’s failure to do likewise. During the seven (7) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase the balance of the New Securities for which Rights Holders were entitled to subscribe but which were not subscribed for by the Rights Holders that is equal to the proportion that the number of shares of Common Stock issued and held (on an as converted to Common Stock basis) by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held (on an as converted to Common Stock basis) by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.
(c)    Any Rights Holder who does not inform the Company in writing, within 14 days after receipt of the Issuance Notice, of his/her/its election to exercise all or a portion of his/her/its Preemptive Right shall be deemed to have waived his/her/its right to purchase his/her/its Pro Rata Share of the New Securities being offered. In the event that all of the Rights Holders fail to exercise their full Preemptive Right (including the right to overallotment), the Company shall have ninety (90) days thereafter to sell any portion of the New Securities not subscribed for by the Rights Holders (the “Unsubscribed New Securities”) Shares at a price and upon terms no more favorable to the purchasers thereof than specified in the Issuance Notice. In the event the Company has not sold the Unsubscribed New Securities within such ninety (90) day period the Company shall not thereafter issue or sell any Unsubscribed New Securities, without first offering such Unsubscribed New Securities to the Rights Holders in the manner provided above.
(d)    For purposes of this Section 3, the term “New Securities” shall mean any equity interest (including shares of Common Stock and Preferred Stock) in the Company, whether now authorized or not, and rights, options or warrants to purchase such equity interests, and securities of any type whatsoever that are convertible into equity interests; provided that the term “New Securities” does not include Exempted Securities (as defined in the Company’s Amended and Restated Certificate of Incorporation, as amended).
(e)    The Preemptive Right granted under this Section 3 shall expire upon the earlier to occur of (i) immediately prior to the closing of an IPO or (ii) upon a Deemed Winding Up, as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as amended.
4.    Right of First Refusal.
(a)    Prior to an IPO or Deemed Winding Up, in the event that any Founder or Investor (the “Selling Stockholder”) desires to sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way (hereinafter referred to as “Transfer”) any or all of the shares of capital stock of the Company held by such Selling Stockholder (the “Offered Shares”) other than to a Permitted Transferee as defined in Section 10 herein, and provided such Transfer is permitted in accordance with Section 5 below, it shall first give written notice thereof (“Notice of Sale”) to the Company, and then, if the Company does not exercise its right to purchase all or any portion of the Offered Shares, the Company shall immediately thereafter provide the Notice of Sale to each Investor and Founder other than the Selling Stockholder (together, the “Offerees”).

(b)    The Notice of Sale shall state the material terms and conditions (including the number of Offered Shares, the name(s) of the prospective buyer(s), the intended date of the proposed Transfer, the price and form of consideration) for the Offered Shares as submitted to the Selling Stockholder.
(c)    The Company (or its assignees) shall, for a period of seven (7) days following receipt of the Notice of Sale have the right to purchase all or any portion of the Offered Shares upon the same terms and conditions specified in the Notice of Sale. The Company may exercise such right only if approved by the Company’s Board, including by the affirmative approval of at least two of the Investor Directors.
(d)    For a period of fourteen (14) days after receipt of the Notice of Sale from the Company, the Offerees may elect to purchase up to their Pro Rata Share (as defined below) of the Offered Shares not purchased by the Company pursuant to Section 4(c) (the “Remaining Offered Shares”), by delivery of a notice (the “Response Notice”) to such effect to the Selling Stockholder (with a copy to the Company) within fourteen (14) days of receipt of the Notice of Sale; provided, however, that each Offeree may exercise his/her/its right only if he/she/it represents in the Response Notice that he/she/it is acquiring the Remaining Offered Shares for investment for his/her/its own account, and not for resale to any third party (other than a Permitted Transferee). The election to purchase any Remaining Offered Shares shall be irrevocable by the Offeree, once the Response Notice is delivered to the Selling Stockholder. If more than one of the Offerees exercises such option (the “Buying Stockholders”), each Buying Stockholder shall acquire his/her/its Pro Rata Share of the Remaining Offered Shares as defined below, or such other ratio of the Remaining Offered Shares as the Buying Stockholders may agree to between themselves. For the purpose of this Section 4, a Buying Stockholder’s “Pro Rata Share” shall mean the ratio between (x) the aggregate number of shares of Common Stock then held by such Buying Stockholder (on an as converted to Common Stock basis), and (y) the aggregate number of shares of Common Stock (on an as converted to Common Stock basis) held by all Buying Stockholders, as of the date immediately prior to the Notice of Sale. The purchase of the Remaining Offered Shares shall be on the same terms and conditions as stated in the Notice of Sale. Each Buying Stockholder shall have a right of overallotment such that, if any other Offeree fails to exercise his/her/its right to purchase its full Pro Rata Share of the Remaining Offered Shares, the other participating Buying Stockholders may purchase, on a pro rata basis among all Buying Stockholders, the Remaining Offered Shares not previously purchased for a period of five (5) business days following the receipt of a notice from the Company notifying such Buying Stockholders of the other Offerees’ failure to so participate.
(e)    If the Offerees fails to exercise the right of first refusal provided for above in respect of all of the Remaining Offered Shares, then, subject to Section 6 below, the Selling Stockholder shall be free, within ninety (90) days of the date of expiration of the foregoing periods, to sell such Offered Shares not purchased by the Company or the Buying Stockholders hereunder to the prospective buyer(s) identified in the Notice of Sale at a price and in accordance with terms as specified in the Notices of Sale. If such Offered Shares are not Transferred within such ninety (90) day period, the Selling Stockholder shall not Transfer the Offered Shares without again being subject to the provisions of this Section 4.

5.    Restrictions on Transfer; Permitted Transfers.
(a)    Until the earlier of (i) the Company’s IPO; or (ii) the Company’s Deemed Winding Up (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time), each of the Founders and Investors holding at least 225,000 shares of Common Stock (on an as converted to Common Stock basis and as adjusted for any stock splits, stock dividends, recapitalizations or the like) (a “Transferring Stockholder” and collectively the “Transferring Stockholders”), will not Transfer all or any part of or any interest in any equity securities of the Company now or hereafter owned or held by such Transferring Stockholder, without the prior written approval of the Board, including the affirmative approval of all the Investor Directors.
(b)    Notwithstanding the provisions contained in Section 4, Section 5(a) and Section 6 of this Agreement, each Transferring Stockholder or Permitted Transferee of a Transferring Stockholder shall be permitted to Transfer of all or any part of the Common Stock, held by such Transferring Stockholder or a Permitted Transferee of a Transferring Stockholder to any Permitted Transferee.
(c)    Any Transfer of equity securities in accordance with Section 5(a) or Section 5(b) shall not be effective unless the transferee agrees in writing to remain subject to all of the limitations and obligations which apply to such equity securities hereunder, and/or the Company’s Amended and Restated Certificate of Incorporation and/or Bylaws, each, as amended from time to time.
(d)    In the event that any of the Founders or Investors should Transfer any shares of the Company’s capital stock in contravention of this Agreement (a “Prohibited Transfer”), such Prohibited Transfer shall be null and void and the Company shall not effect any transfer of shares which constitutes a Prohibited Transfer.
6.    Co-Sale.
(a)    Prior to an IPO or Deemed Winding Up, in the event that a Selling Stockholder holding at least 225,000 shares of Common Stock (on an as converted to Common Stock basis and as adjusted for any stock splits, stock dividends, recapitalizations or the like, for purposes of this Section 6, the “Seller”) proposes to Transfer any shares of the Company’s capital stock then held by such Seller (the “Co-Sale Stock”) (other than to a Permitted Transferee) and (ii) the rights of first refusal set forth in Section 4 are not fully exercised, the Seller shall give each Investor (a “Co-Sale Rights Holder”) a written notice stating the material terms and conditions (including the number of Co-Sale Stock, the name of the prospective buyer(s), the intended date of the proposed Transfer, the price and form of consideration) (the “Co-Sale Notice”). Seller may not Transfer any of the Co-Sale Stock until each of the Co-Sale Rights Holders shall have been given the opportunity, exercisable within fourteen (14) days from the date of receipt of the Co-Sale Notice to the Co-Sale Rights Holders, to Transfer to prospective buyer(s), upon the same terms and conditions set forth in the Co-Sale Notice, all or any part of its Co-Sale Pro Rata Share (as defined below) of the Co-Sale Stock. Co-Sale Rights Holders who fail to notify the Seller within fourteen (14) days after receipt of the Co-Sale Notice shall be deemed to have waived their rights in full pursuant to this Section 6. The term “Co-Sale Pro Rata Share” means the ratio between (x) the number of shares of Common Stock owned by such Co-Sale Rights Holder (on an as converted to Common Stock basis) on the date of the Co-Sale Notice, and (y) the aggregate number of shares of Common Stock (on an as converted to Common Stock basis) owned by all Co-Sale Rights Holders on the date of the Co-Sale Notice plus the total number of shares of Common Stock (on an as converted to Common Stock basis) owned by the Seller.
(b)    To the extent one or more of the Co-Sale Rights Holders exercises his/her/its co-sale right set forth above, the number of shares of Co-Sale Stock that the Seller may sell in the transaction shall be correspondingly reduced. To the extent that any prospective buyer(s) prohibits assignment or otherwise refuses to purchase shares or other securities from a Co-Sale Rights Holder exercising its rights of co-sale hereunder, the Seller shall not Transfer to such prospective buyer(s) any Co-Sale Stock unless and until, simultaneously with such Transfer, the Seller shall purchase such shares or other securities from such Co-Sale Rights Holder on the same terms and conditions specified in the Co-Sale Notice.
7.    Board of Directors; Committees.
(a)    The Company’s Board shall consist of a number of directors as determined by the Board, to be elected as follows:
(i)    With respect to the one (1) member of the Company’s Board that the Amended and Restated Certificate of Incorporation provides is to be elected by the holders of the Common Stock, the Founders and the Investors hereby agree to vote all of their shares of Common Stock now owned or hereafter acquired in favor of the election of a person designated by the Founders and Investors holding of a majority of the Common Stock as of the date of record for such annual or special meeting who shall either be (i) one of Yehezkel Yeshurun, Doron Shikmoni or Oded Comay, or (ii) an individual that is approved by at least two (2) of the Investor Directors (such approval not to be unreasonably withheld). The representative of the Common Stock shall initially be Yehezkel Yeshurun, the current Chairman of the Company. Any vacancy occurring because of the death, resignation, or removal of the above elected director shall be filled according to this Section 7(a)(i).
(ii)    With respect to those two (2) members of the Company’s Board that the Amended and Restated Certificate of Incorporation provides are to be elected by the holders of Series B Preferred Stock, the Founders and the Investors hereby agree to vote all of their shares of Series B Preferred Stock now owned or hereafter acquired in favor of (i) one director designated by Accel Partners (the “Accel Director”), which shall, as of the date of this Agreement, be vacant and (ii) one director designated by Pitango (the “Pitango Director”), which director shall initially be Rami Kalish. Any vacancy occurring because of the death, resignation, or removal of the above elected directors shall be filled according to this Section 7(a)(ii).
(iii)    With respect to the member of the Company’s Board that the Amended and Restated Certificate of Incorporation provides is to be elected by the holders of Series D Preferred Stock, the Founders and the Investors hereby agree to vote all of their shares of Series D Preferred Stock now owned or hereafter acquired in favor of a director designated by Amadeus (the “Amadeus Director” and together with the Accel Director and the Pitango Director, the “Investor Directors”), which director shall initially be Richard Anton. Any vacancy occurring because of the death, resignation, or removal of the above elected directors shall be filled according to this Section 7(a)(iii).
(iv)    With respect to the remaining members of the Company’s Board that the Amended and Restated Incorporation provides are to be elected by the holders of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series E-2 Preferred Stock, Series F Preferred Stock and Series G Preferred Stock (voting together as a single class and on an as converted basis), the Founders and the Investors hereby agree to vote all of their shares of Common Stock and Preferred Stock now owned or hereafter acquired in favor of (a) the then-current Chief Executive Officer of the Company (the “CEO Director”), and (b) with respect to all other directors, at least one of whom shall be a non-executive independent director (the “Independent Directors”), and each of whom shall be designated by the unanimous resolution of all the members of the Board (other than the Independent Directors). Any vacancy occurring because of the death, resignation, or removal of the above elected directors shall be filled according to this Section 7(a)(iv). Initially, the CEO Director shall be Michael DeCesare, and initially the Independent Directors shall be David DeWalt, Kent Elliot, Mark Jensen, Enrique Salem and Theresia Gouw.
(b)    In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), the Founders and Investors shall vote or cause to be voted all shares of stock owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its respective best efforts, so as to elect the directors as set forth in Section 7(a) above. At any annual or special meeting called, or any other action taken, for the purpose of electing to or removing directors from the Board, the Founders and Investors agree to vote all of their equity securities in the Company during the term of this Agreement, so as to always cause the Board to be constituted as set forth above, whether by election of a designee or by removal or replacement of a designee at the request of the party or parties entitled to designate such designee.
(c)    Until an IPO, Mr. Benny Bergman, Mr. Tomer Lindor, a designee of Meritech Capital Partners II L.P. (the “Meritech Observer”) and a designee of the Wellington Investors (the “Wellington Observer”) shall serve as observers to the Board. As observers, Mr. Bergman, Mr. Tomer Lindor, the Meritech Observer and the Wellington Observer shall be invited to attend all meetings of the Board, including executive sessions, in a nonvoting observer capacity and, in this respect, shall be given copies of all notices, minutes, consents, and other materials that the Company provides to its directors; provided, however, that all information provided by the Company to such observers shall be subject to Section 9 of this Agreement; and, provided further, that the Company reserves the right to withhold any information and to exclude any such observer from any meeting or portion thereof if (i) access to such information or attendance at such meeting could reasonably be determined to adversely affect the attorney-client privilege between the Company and its counsel, or (ii) such exclusion is reasonably necessary to protect highly confidential proprietary information, including protection from disclosure of trade secrets, or (iii) such observer is affiliated with a direct competitor of the Company. The Company shall reimburse Meritech Capital Partners II L P. for the reasonable expenses incurred by it and the Meritech Observer in connection with attendance at meetings of the Board. The Company shall reimburse the Wellington Investors for the reasonable expenses incurred by them and the Wellington Observer in connection with attendance at meetings of the Board.
(d)    Chairman of the Board of Directors. The Chairman of the Board will be elected and removed from time to time by a majority resolution of the Board.
(e)    Covenants of the Company. The Company agrees to use its best efforts to ensure that the rights granted under this Section 7 are effective and that the parties enjoy the benefits thereof. Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the Founders and the Investors in order to protect the rights of the Founders and the Investors hereunder against impairment.
(f)    Successor Directors and Removal of Directors.
(i)    If a director ceases to serve for any reason, the Person which is entitled to designated such director, in accordance with the provisions of Section 7(a), shall have the right to designate a successor and each of the other parties hereto agrees to vote in favor of that successor.
(ii)    If the Person entitled to designate a director hereunder elects to remove such director for any reason, then such entities, in accordance with the provisions of Section 7(a) hereof, shall have the right to remove the director and designate a successor and each of the other parties hereto agrees to vote in favor of the removal of that director and the election of his or her successor.
(iii)    In the event that the CEO Director ceases to serve as Chief Executive Officer of the Company, each of the parties hereto agrees to vote in favor of the removal of such person as the CEO Director and that the election of any successor Chief Executive Officer of the Company as CEO Director.
(g)    Meetings of the Board. Unless otherwise agreed to by the Board, including the agreement of at least two Investor Directors, the Board will meet at least four (4) times per calendar year, with at least two (2) meetings to be held in person of which at least one (1) meeting will take place in Israel or the United Kingdom and at least one (1) meeting will take place in California. The management of the Company will submit and distribute to all the Board members a report (in such format to be determined by the Board) before each such Board meeting and will use its reasonable efforts to provide such report at least one week in advance of such meeting.

(h)    No Liability for Election of Recommended Directors. Neither the parties hereto nor any officer, director, stockholder, member, partner, employee or agent of any such party, makes any representation or warranty as to the fitness or competence of the designee of any party hereunder to serve on the Board by virtue of such party’s execution of this Agreement or by the act of such party in voting for such designee pursuant to this Agreement.
(i)    Director Expenses. The Company shall reimburse all the Investor Directors for all reasonable expenses incurred in their service as such, in compliance with the Company’s travel and expense reimbursement policies as may be in effect from time to time.
(j)    If the Board elects to create a compensation committee, an audit committee or any other committee to the Board, such committee shall include at least one (1) of the Investor Directors.
(k)    Special Approval Rights. Without derogating from the provisions of the Company’s Amended and Restated Certificate of Incorporation (as amended from time to time), until the earlier of the closing of an IPO or a Deemed Winding Up (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as amended), the Company shall not, without the approval of the Board of Directors, including the affirmative approval of at least two (2) of the Investor Directors, take any of the following actions:
(1)    approve or make any material change to the annual budget or business plan of the Company;
(2)    approve or incur, or permit any subsidiary to approve or incur, any expenditure or commitment not provided for in the Company’s, or such subsidiary’s, annual budget and operating plan in excess of US $500,000; or
(3)    approve or incur or permit any subsidiary to approve or incur, any credit line, lease or other indebtedness with a bank or similar institution in excess of US $1,000,000, other than short term lines of credit established in the ordinary course of business.
(l)    Termination. The provisions of this Section 7 shall expire upon the earlier of (i) the consummation of the Company’s IPO and (ii) a Deemed Winding Up (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as amended).
8.    Directors Insurance.
8.1    Until an IPO, the Company shall procure and maintain in effect customary directors and officers insurance policies, with amounts of coverage as shall be determined by the Board of the Company, which amount shall be at least US $2,500,000, unless otherwise approved by the Board (including at least two Investor Directors).
9.    Confidentiality; Publicity.

(a)    Each Investor acknowledges and agrees that the information received by it pursuant to the G Purchase Agreement (and related schedules and exhibits) and this Agreement may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person, except (a) in connection with the exercise of rights under this Agreement, (b) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (c) to any affiliated entity, partner (and partners of such partner), member, or wholly-owned subsidiary of such Investor, in the ordinary course of business, provided that such Investor informs such persons or entities that such information is confidential and directs such person or entity to maintain the confidentiality of such information, (d) at such time as such information enters the public domain through no fault of such Investor, (e) if such information is communicated to it free of any obligation of confidentiality, (f) if such information is or has been independently developed or conceived by such Investor without use of the Company’s confidential information, or (g) as required under applicable law. Notwithstanding the foregoing, in the case of any Wellington Investor, such Wellington Investor may identify the Company and the value of such Wellington Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations or internal policies and respond to routine examinations, demands, requests or reporting requirements of a regulator without prior notice to or consent from the Company.
(b)    The Company agrees that it will not, and shall cause each of its subsidiaries to not, without the prior written consent of the Wellington Investors, use in advertising, publicity, or otherwise the name of Wellington, any Wellington Investor, or any partner or employee of Wellington or any Wellington Investor, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by Wellington, any Wellington Investor or any of their respective affiliates (collectively, the “Wellington Information”); provided, however, that the Company may, without the prior written consent of any person, disclose any Wellington Information if required to be disclosed by the Company pursuant to law (including, but not limited to any documents required to be publicly disclosed in, or as exhibits to, a registration statement in connection with the Company’s IPO) or by a court of competent jurisdiction, pursuant to the requirements of a stock exchange, the Securities and Exchange Commission or other governmental or regulatory body or to obtain tax or other clearance or consent from any relevant authority. For the avoidance of doubt, the Company may disclose any Wellington Information to any Permitted Recipient (as defined below). The term “Permitted Recipient” means (i) any of the Company’s attorneys, accountants, directors, board observers, stockholders, lenders or advisors, (ii) any of the Company’s employees with a need to know any of the Wellington Information, and (ii) any of the Company’s potential acquirors, investors or lenders or any of their respective counsel or advisors, in each case bound by fiduciary duties, confidentiality obligations or otherwise prohibited from disclosing any of the Wellington Information.. Notwithstanding the foregoing, the Company and the Wellington Investors have agreed to announce the Wellington Investors’ investment in the Company within a reasonable time after the Initial Closing of the sale of the Series G Preferred Stock pursuant to the G Purchase Agreement in a statement that is mutually agreeable to the Company and the Wellington Investors, which statement shall contain the identity of Wellington, as investment adviser to the Wellington Investors, and certain other Investors.

10.    Definitions.
(a)    The term “A Investors” means each of the Series A Preferred stockholders with respect to such Series A Preferred Stock held by them.
(b)    The term “B Investors” means each of the Series B Preferred stockholders with respect to such Series B Preferred Stock held by them.
(c)    The term “C Investors” means each of the Series C Preferred stockholders with respect to such Series C Preferred Stock held by them.
(d)    The term “D Investors” means each of the Series D Preferred stockholders with respect to such Series D Preferred Stock held by them.
(e)    The term “E Investors” means each of the Series E Preferred stockholders with respect to such Series E Preferred Stock held by them.
(f)    The term “E-1 Investors” means each of the Series E-1 Preferred stockholders with respect to such Series E-1 Preferred Stock held by them.
(g)    The term “F Investors” means each of the Series F Preferred stockholders with respect to such Series F Preferred Stock held by them.
(h)    The term “G Investors” means each of the Series G Preferred stockholders with respect to such Series G Preferred Stock held by them.
(i)    The term “Accel Partners” means Accel VIII, L.P., Accel Internet Fund IV, L.P. and Accel Investors 2000 L.L.C. and their Permitted Transferees.
(j)    The term “Amadeus” means Amadeus II ‘A’, Amadeus II ‘B’, Amadeus II ‘C’, Amadeus II ‘D’ GmbH & Co KG, Amadeus II Affiliates Fund LP, Amadeus IV Velocity Fund L.P., Amadeus EI L.P., Amadeus EII L.P. and their Permitted Transferees.
(k)    “Bad Actor Disqualification” means any “bad actor” disqualification described in Rule 506(d)(1)(i) through (viii) under the Securities Act.
(l)    The term “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
(m)    The term “Common Stock” means the Company’s Common Stock, par value US $0.001 each.
(n)    The term “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(o)    The term “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the miles and regulations of the Commission thereunder, all as the same shall be in effect at the time.
(p)    The term “Founders” means each of: Oded Comay; Doron Shikmoni; Oded Amir; Dror Comay; Yehezkel Yeshurun; and Noga Alon.
(q)    The term “Holder” means any person owning Preferred Registrable Securities or any assignee thereof in accordance with Section 1.10 hereof.
(r)    The term “Initiating Holders” means holders of a majority of the outstanding Preferred Registrable Securities.
(s)    The term “Investors” means the A Investors, the B Investors, the C Investors, the D Investors, the E Investors, the E-1 Investors, the F Investors and the G Investors, provided, however, that the E-1 Investors shall not be deemed Investors for the purposes of Subsection 1.2 and Sections 2, 3, 7, or 8.
(t)    The term “IPO” means the first public offering of the Common Stock by the Company pursuant to a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act, or any equivalent law of another jurisdiction.
(u)    The term “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust or unincorporated organization.
(v)    The term “Permitted Transferee” means (i) with respect to each stockholder that is a party hereto (A) the spouse or member of such stockholder’s immediate family, or (B) a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of such stockholder’s spouse or members of such stockholder’s immediate family, or a trust for such stockholder’s own self, or a charitable remainder trust, or (C) a wholly owned entity (company, partnership and the like) of such stockholder, (ii) with respect to a stockholder which is a general or limited partnership or limited liability company, (A) its partners or members (including a retired partner or member of such partnership or limited liability company who retires after the date hereof, or the estate of any such partner or member or retired partner or member, the spouse of such partner or member, or the siblings, lineal descendants or ancestors of such partner or member or his or her spouse) and affiliated entities managed by the same management company or managing general partner or by an entity which controls, is controlled by, or is under common control with, such management company or managing general partner, and (B) any person who is Transferred equity securities in connection with the liquidation, dissolution or winding up of such partnership or limited liability company, or (iii) with respect to Amadeus or its trustee, custodian or nominee: (a) any trustee or custodian for Amadeus or any beneficiary for whom Amadeus is the trustee or custodian; or (b) any general partner or manager in Amadeus; provided that each such transferee or assignee specified above, prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of such transferring stockholder under this Agreement and any ancillary documents or other agreement to which such stockholder and the Company are parties with respect to the transferred securities, as well as such other documents as may be reasonably requested by the Company to ensure compliance with any applicable securities laws or regulations. Additionally, and without derogating from anything hereinabove, it is acknowledged that securities of the Company currently held or acquired in the future by Pitango Principals Fund III (USA) LP (“Pitango Principals Fund” and “Pitango Principals’ Holdings”, respectively) are or may be subject to a charge in favor of Bank Leumi Le’Israel BM or any of its affiliates (together, the “Bank”), and that the creation by Pitango Principals Fund of a charge in favor of the Bank on Pitango Principals’ Holdings shall not be subject to the right of first refusal or any other restrictions on Transfers of shares contained herein, and that, for purposes of creation of such charge, the Bank is deemed a Permitted Transferee of Pitango Principals Fund (and vice versa in case of removal of the charge). However, any Transfer of ownership in Pitango Principals’ Holdings as part of a realization of the said charge to a person or entity (including the Bank itself) which is not Pitango Principals Fund or any of its Permitted Transferees, shall be subject to the right of first refusal and any other restrictions on Transfers of shares applicable hereunder to a Transfer of shares.
(w)    The term “Pitango” means Pitango JP Morgan Fund (III) USA L.P., Pitango Chase Fund III (USA) L.P., Pitango Venture Capital Fund III (USA) L.P., Pitango Venture Capital Fund III (USA) Non-Q L.P., Pitango Venture Capital Fund III (Israeli Investors) L.P., Pitango Venture Capital Fund III Trusts 2000 Ltd., Pitango Principals Fund III (USA) LP., and Pitango Parallel Investor Fund III (USA) L.P. and their Permitted Transferees.
(x)    The term “Preferred Registrable Securities” means (i) all shares of Common Stock issued or issuable upon conversion of the Preferred Stock issued by the Company, (ii) all shares of Common Stock, and/or all shares of Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, existing on the date hereof or acquired by the Investors after the date hereof, (iii) all shares of Common Stock issued by the Company in respect of such shares of Common Stock referred to in clauses (i)-(ii) above, including bonus shares, share dividends or other distribution and (iv) the shares of Common Stock issuable upon conversion of the shares issuable upon exercise of the Warrants to Purchase Stock, dated as of October 24, 2012, issued to Gold Hill Capital 2008, L.P. and Silicon Valley Bank, provided however, that such shares of stock shall not be deemed Preferred Registrable Securities for the purposes of Section 1.2 of the Agreement. As to any particular Preferred Registrable Securities, such securities shall cease to be Preferred Registrable Securities when (x) they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (y) have been transferred in a transaction in which the transferor’s rights under this Agreement are not properly assigned, or (z) all such shares could be distributed by the holder thereof pursuant to Rule 144 (in accordance with applicable law) within three (3) months without the registration of such shares.
(y)    The term “Preferred Stock” means the Company’s Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock and Series G Preferred Stock.

(z)    The term “Preferred Stockholder” means holders of Preferred Stock.
(aa)    The term “register,” “registered,” and “registration” refer to a registration effected by preparing and tiling a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.
(bb)    The term “Rule 144” shall mean Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144A.
(cc)    The term “Securities Act” means the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
(dd)    “Selling Expenses” shall mean all customary underwriting fees and discounts, selling commissions and stock transfer taxes applicable to the shares registered by the Holders (excluding the reasonable fees and disbursements of one counsel selected by the majority of the Selling Stockholders which shall be borne by the Company in accordance with section 1.6(a), which shall not exceed $50,000).
(ee)    The term “Series A Preferred Stock” means the Company’s Series A Preferred Stock, par value US $0.001 each.
(ff)    The term “Series B Preferred Stock” means the Company’s Series B Preferred Stock, par value US $0.001 each.
(gg)    The term “Series C Preferred Stock” means the Company’s Series C Preferred Stock, par value US $0.001 each.
(hh)    The term “Series D Preferred Stock” means the Company’s Series D Preferred Stock, par value US $0.001 each and the Company’s Series D 1 Preferred Stock, par value US $0.001 each.
(ii)    The term “Series E Preferred Stock” means the Company’s Series E Preferred Stock, par value US $0.001 each.
(jj)    The term “Series E-1 Preferred Stock” means the Company’s Series E-1 Preferred Stock, par value US $0.001 each.
(kk)    The term “Series E-2 Preferred Stock” means the Company’s Series E-2 Preferred Stock, par value US $0.001 each.
(ll)    The term “Series F Preferred Stock” means the Company’s Series F Preferred Stock, par value US $0.001 each.

(mm)    The term “Series G Preferred Stock” means the Company’s Series G Preferred Stock, par value US $0.001 each.
(nn)    The term “Wellington” shall mean Wellington Management Company LLP and any successor or affiliated registered investment advisor to the Wellington Investors.
(oo)    The term “Wellington Investors” shall mean any Investors advised or subadvised by Wellington or one of its affiliates as of the date hereof.
11.    Miscellaneous.
11.1    Entire Agreement, Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof, and abolishes and supersedes all prior agreements between the parties hereof with regard to such subject matters, including without limitation, the Prior Rights Agreement. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of at least a majority of the Preferred Stock voting together as a single class on an as converted basis. Notwithstanding the foregoing, (i) if any amendment, termination or waiver expressly by its terms or by reference to a specific Holder or characteristics of a specific Holder applies to the rights and obligations of such specific Holder in a manner that is different and adverse, in any material respect, from the manner in which such amendment, termination or waiver applies to the rights and obligations of other Holders, the consent of such specific Holder shall also be required for such amendment, termination or waiver, (ii) in the event that any amendment hereof adversely affects the rights of the Founders in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors, such amendment shall also require the consent of the holders of a majority of the shares of Common Stock then outstanding and held by the Founders and (iii) Sections 1.4, 2.1(a)(i)-(ii), 2.5, 7(c), 9(b) and 11.11 shall not be modified, supplemented, amended or waived, in whole or in part, in a manner that adversely affects the Wellington Investors, without the prior written consent of the Wellington Investors holding a majority of the Series G Preferred Stock held by all Wellington Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder of all such Preferred Registrable Securities, the Founders and the Company.
11.2    Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Other than as set forth in Section 1.10 above, none of the Investors’ rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred without the prior consent in writing of the Company, except that an Investor may assign or transfer such rights to Permitted Transferee without such consent. No assignment or transfer shall become effective unless each such transferee has signed a joinder to this Agreement and has provided the Company with a confirmation in writing that it is bound by all terms and conditions, of this Agreement and all other agreements of the stockholders of the Company, as if it were an original party to all such agreements.

11.3    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
11.4    Counterparts; Facsimile Transmission. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Each party to this Agreement agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signature of each other party to this Agreement.
11.5    Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
11.6    Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Slate of Delaware.
11.7    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or (i) personal delivery to the party notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All such notices, demands and other communications shall be sent to each Founders or Investors to the addresses indicated on Schedule A or Schedule B, respectively, and in case of the Company, to the address of its principal office to the attention of the Chief Executive Officer or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice given in accordance with this Section 11.7. to the sending party.
11.8    Additional Investors. Notwithstanding Section 11.1, no consent shall be necessary to add Additional Investors as signatories to this Agreement, provided that any such Investor is an Additional Investor as defined in Section 1.3 of the G Purchase Agreement.
11.9    Aggregation of Stock. Except as otherwise specifically set forth herein, all shares of Preferred Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for the purpose of determining the availability of any rights or obligations under this Agreement. Without limiting the generality of the foregoing, with respect to any Investor that is a Holder and that is a partnership or corporation, the partners, retired partners, shareholders and affiliates of such Investor, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Investor” and shall be aggregated together for any purpose hereunder.
11.10    Waiver of Right of First Offer and Notice. The undersigned holders of at least a majority of the Preferred Stock of the Company unconditionally waive all rights to notice and preemptive rights set forth in Section 3 of the Prior Rights Agreement and any rights set forth herein with respect to the issuance of the Series G Preferred Stock issued pursuant to the G Purchase Agreement and any shares of Common Stock issued upon conversion thereof.
11.11    Acknowledgement. The Company acknowledges that Wellington Management Company LLP is in the business of providing investment management services for its investment advisory clients and therefore, reviews the financial information, business plans and proprietary and other information of many enterprises, including enterprises that may have products or services which compete directly or indirectly with those of the Company.  Subject to Section 9 hereof, nothing in this Agreement shall preclude or in any way restrict Wellington Management Company LLP from investing on behalf of its investment advisory clients, whether or not such enterprise has products or services which compete with those of the Company.  Subject to Section 9 hereof, the Company further acknowledges that Wellington Management Company LLP, on behalf of certain of its investment advisory clients, trades in securities in the public markets and that Wellington Management Company LLP’s access to the Company’s confidential information shall not preclude or in any way restrict Wellington Management Company LLP’s ability to trade securities in the public markets on behalf of its investment advisory clients, nor shall the access to such confidential information by any investment advisory client preclude or in any way restrict such investment advisory client’s ability to trade securities in the public markets. For purposes of clarity, the term “investment advisory clients” includes, without limitation, the Wellington Investors.
[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.
Company:

FORESCOUT TECHNOLOGIES, INC.
By:	/s/ Michael DeCesare
Name:	Michael DeCesare
Title:	Chief Executive Officer

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.
Founder:

DORON SHIKMONI
By:	/s/ Doron Shikmoni

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.
Founder:

ODED COMAY
By:	/s/ Oded Comay

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.
Founder:

YEHEZKEL YESHURUN
By:	/s/ Yehezkel Yeshurun

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Hartford Global Capital Appreciation Fund

By:    Wellington Management Company LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Managing Director & Counsel

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Global Multi-Strategy Fund

By:    Wellington Management Company LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Managing Director & Counsel

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

The Hartford Growth Opportunities Fund

By:    Wellington Management Company LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Managing Director & Counsel

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

The Hartford Capital Appreciation Fund

By:    Wellington Management Company LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Managing Director & Counsel

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Hartford Growth Opportunities HLS Fund

By:    Wellington Management Company LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Managing Director & Counsel

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Hadley Harbor Master Investors (Cayman) L.P.

By:    Wellington Management Company LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Managing Director & Counsel

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Ithan Creek Master Investors (Cayman) L.P.

By:    Wellington Management Company LLP,
as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Managing Director & Counsel

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

/s/ Richard Anton		/s/ Richard Anton
AMADEUS II ‘A’		AMADEUS II ‘B’
By:	Amadeus Capital Partners Limited its Manager	By:	Amadeus Capital Partners Limited its Manager
Name:	Richard Anton	Name:	Richard Anton
Title:	Partner	Title:	Partner
/s/ Richard Anton		/s/ Richard Anton
AMADEUS II ‘C’		AMADEUS II ‘D’ GMBH & CO KG
By:	Amadeus Capital Partners Limited its Manager	By:	Amadeus Capital Partners Limited its Manager
Name:	Richard Anton	Name:	Richard Anton
Title:	Partner	Title:	Partner
/s/ Richard Anton		/s/ Richard Anton
AMADEUS II AFFILIATES FUND LP		AMADEUS EI L.P.
By:	Amadeus Capital Partners Limited its Manager	By:	Amadeus Capital Partners Limited its Manager
Name:	Richard Anton	Name:	Richard Anton
Title:	Partner	Title:	Partner

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

/s/ Richard Anton		/s/ Richard Anton
AMADEUS IV VELOCITY FUND L.P.		AMADEUS EII L.P.
By:	Amadeus Capital Partners Limited its Manager	By:	Amadeus Capital Partners Limited its Manager
Name:	Richard Anton	Name:	Richard Anton
Title:	Partner	Title:	Partner

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

/s/ Tracy L. Sedlock		/s/ Tracy L. Sedlock
ACCEL INTERNET FUND IV L.P.		ACCEL VIII L.P.
By:	Accel VIII Associates L.L.C. its General Partner	By:	Accel VIII Associates L.L.C. its General Partner
Name:	Tracy L. Sedlock	Name:	Tracy L. Sedlock
Title:	Attorney-In-Fact	Title:	Attorney-In-Fact

ACCEL INVESTORS 2000 L.L.C.
By:	/s/ Tracy L. Sedlock
Name:	Tracy L. Sedlock
Title:	Attorney-In-Fact

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

/s/ Michael B. Gordon		/s/ Michael B. Gordon
MERITECH CAPITAL PARTNERS II L.P.		MERITECH CAPITAL AFFILIATES II L.P.
By:	Meritech Capital Associates II L.L.C. its General Partner	By:	Meritech Capital Associates II L.L.C. its General Partner
By:	Meritech Management Associates II L.L.C. a managing member	By:	Meritech Management Associates II L.L.C. a managing member
Name:	Michael B. Gordon	Name:	Michael B. Gordon
Title:	A Managing Member	Title:	A Managing Member

/s/ Michael B. Gordon
MCP ENTREPRENEUR PARTNERS II L.P.
By:	Meritech Capital Associates II L.L.C. its General Partner
By:	Meritech Management Associates II L.L.C. a managing member
Name:	Michael B. Gordon
Title:	A Managing Member

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

PITANGO VENTURE CAPITAL FUND III (USA) L.P.			PITANGO VENTURE CAPITAL FUND III (USA) NON-Q L.P.
By:	/s/ Zeev Binman	/s/ Bruce Crocker	By:	/s/ Zeev Binman	/s/ Bruce Crocker
Name:	Zeev Binman	Bruce Crocker	Name:	Zeev Binman	Bruce Crocker
Title:			Title:

PITANGO VENTURE CAPITAL FUND III (ISRAELI INVESTORS) L.P.			PITANGO PRINCIPALS FUND III (USA) L.P.
By:	/s/ Zeev Binman	/s/ Bruce Crocker	By:	/s/ Zeev Binman	/s/ Bruce Crocker
Name:	Zeev Binman	Bruce Crocker	Name:	Zeev Binman	Bruce Crocker
Title:			Title:

PITANGO PARALLEL INVESTOR FUND III (USA) L.P.			PITANGO VENTURE CAPITAL FUND III TRUSTS 2000 LTD.
By:	/s/ Zeev Binman	/s/ Bruce Crocker	By:	/s/ Zeev Binman	/s/ Bruce Crocker
Name:	Zeev Binman	Bruce Crocker	Name:	Zeev Binman	Bruce Crocker
Title:			Title:

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

VINTAGE VENTURE PARTNERS III (CAYMAN) L.P. By: Its general partner Vintage Ventures III L.P. By: Its general partner Vintage Ventures Fund 3 Ltd.			VINTAGE VENTURE PARTNERS III (ISRAEL) L.P. By: Its general partner Vintage Ventures III L.P. By: Its general partner Vintage Ventures Fund 3 Ltd.
By:	/s/ Alan Feld	/s/ Hagai Goldhirsh	By:	/s/ Alan Feld	/s/ Hagai Goldhirsh
Name:	Alan Feld	Hagai Goldhirsh	Name:	Alan Feld	Hagai Goldhirsh
Title:	CEO	CFO	Title:	CEO	CFO

VINTAGE INVESTMENT PARTNERS V (CAYMAN) L.P. By: Its general partner Vintage Investments 5 L.P. By: Its general partner Vintage Fund 5 Ltd.			VINTAGE INVESTMENT PARTNERS V (ISRAEL) L.P. By: Its general partner Vintage Investments 5 L.P. By: Its general partner Vintage Fund 5 Ltd.
By:	/s/ Alan Feld	/s/ Hagai Goldhirsh	By:	/s/ Alan Feld	/s/ Hagai Goldhirsh
Name:	Alan Feld	Hagai Goldhirsh	Name:	Alan Feld	Hagai Goldhirsh
Title:	CEO	CFO	Title:	CEO	CFO

VINTAGE INVESTMENT PARTNERS VI (ISRAEL) L.P. By: Its general partner Vintage Investments VI (Israel) L.P. By: Its general partner Vintage Fund 6 Ltd.			VINTAGE INVESTMENT PARTNERS VI (CAYMAN) L.P. By: Its general partner Vintage Investments VI (Cayman) L.P. By: Its general partner Vintage Fund 6 Ltd.
By:	/s/ Alan Feld	/s/ Hagai Goldhirsh	By:	/s/ Alan Feld	/s/ Hagai Goldhirsh
Name:	Alan Feld	Hagai Goldhirsh	Name:	Alan Feld	Hagai Goldhirsh
Title:	CEO	CFO	Title:	CEO	CFO

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

/s/ Rob Helm
GOLD HILL CAPITAL 2008, LP
By:	Gold Hill Capital 2008, LLC, General Partner
Name:	Rob Helm
Title:	Partner

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.
Investor:

/s/ Benny Bergman
Benny Bergman

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

/s/ Benny Bergman
B.C.S. GROWTH FUND (ISRAEL) L.P.
By:
Name:	Benny Bergman
Title:	CEO of G. M.

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

CROSS CREEK CAPITAL II, L.P.

By:	Cross Creek Capital II GP, L.P.
Its Sole General Partner

By:	/s/ Tyler Christenson
Name:	Tyler Christenson
Title:	Managing Director

CROSS CREEK CAPITAL PARTNERS III, L.P.

By:	Cross Creek Capital Partners III GP, LLC
Its Sole General Partner

By:	/s/ Tyler Christenson
Name:	Tyler Christenson
Title:	Managing Director

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

ASPECT VENTURES, L.P.

By:	/s/ Theresia Gouw
Name:	Theresia Gouw
Title:	Managing Member

ASPECT VENTURES I-A, L.P.

By:	/s/ Theresia Gouw
Name:	Theresia Gouw
Title:	Managing Member

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

WASATCH FUNDS TRUST
for Wasatch Small Cap Growth Fund

By:	Wasatch Advisors, Inc.
Its:	Investment Adviser

By:	/s/ Daniel Thurber
Name:	Daniel Thurber
Its:	Vice President

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Investor:

/s/ Tom Leighton	/s/ Tom Leighton
Tom Leighton	F. THOMAS LEIGHTON & BONNIE B LEIGHTON REVOCABLE TRUST DTD 11/3/1999
By:
	Name:	Tom Leighton
	Title:	Trustee

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

RED BEARD HOLDINGS, LLC

By:	/s/ Vincent C. Smith
Name:	Vincent C. Smith
Its:	Manager

SIGNATURE PAGE TO A&R INVESTORS’ RIGHTS AGREEMENT

Schedule A

Founders:

Name	Address
Oded Comay	c/o Forescout Technologies Ltd. 24 Raoul Wallenberg St. Entrance D, 3rd floor Tel Aviv, 6971924, Israel
Doron Shikmoni	c/o Forescout Technologies Ltd. 24 Raoul Wallenberg St. Entrance D, 3rd floor Tel Aviv, 6971924, Israel
Oded Amir	c/o Forescout Technologies Ltd. 24 Raoul Wallenberg St. Entrance D, 3rd floor Tel Aviv, 6971924, Israel
Dror Comay	c/o Forescout Technologies Ltd. 24 Raoul Wallenberg St. Entrance D, 3rd floor Tel Aviv, 6971924, Israel
Yehezkel Yeshurun	c/o Forescout Technologies Ltd. 24 Raoul Wallenberg St. Entrance D, 3rd floor Tel Aviv, 6971924, Israel
Noga Alon	c/o Forescout Technologies Ltd. 24 Raoul Wallenberg St. Entrance D, 3rd floor Tel Aviv, 6971924, Israel

Schedule B

Investors:

Part II A Investors
B.C.S. Growth Fund (Israel) L.P	3 Daniel Frisch Street, Tel Aviv, Israel
Benny Bergman	c/o B.C.S. Growth Fund (Israel) L.P. 3 Daniel Frisch Street, Tel Aviv, Israel
Yaad Consulting & Management Services (1995) Ltd.	c/o SFK Ltd. 21 Ha’arba Street Tel Aviv, Israel
Dan Caspi	c/o B.C.S. Growth Fund (Israel) L.P. 3 Daniel Frisch Street, Tel Aviv, Israel
Adigar Technologies Ltd.	20 Lincoln Street, Tel Aviv, Israel Attn: Zvika Yochman
Yeoshua Agassi	36 Belinson Street, Kiryat Uno, Israel
Shimon Lahat	108 Jerusalem Boulevard Ramat Gan, Israel
Avantorin Investments Ltd.	9 Ehad Ha’am Street, Tel Aviv, Israel Attn: Yoav Kaplan
Yigal Arnon Hi-Tech Investments L.P.	1 Azrieli Center, Tel Aviv, Israel Attn: Orly Tsioni, Adv.
Eran Ilan	c/o Yigal Arnon & Co. 1 Azrieli Center, Tel Aviv, Israel
NIR4YOU Technologies Ltd.	c/o TIS Ltd. 2 Habarzel Street, Tel Aviv, Israel Attn: Itzchak Nakar
Jacob Barshack	6 Ori Street, Tel Aviv, Israel

G.M.Trust Company Ltd.	c/o Adv. Zeev May 8 Shpinoza Street, Tel Aviv, Israel
Shimon Ullman	Weizmann Institute POB 26, Rehovot 76100 Israel
Linani Ltd.	c/o Ness Technologies Ltd. and Yaron Polak 98 Wingate Street Herzlia 46752, Israel
Roy Zisapel	c/o SFK Ltd. 21 Ha’arba Street Tel Aviv, Israel
Tom Leighton	15 Charlesden Pk Newtonville, MA 02460-2207 Email: ftl@akamai.com
The Estate of Danny Lewin	c/o Hale & Dorr LLP 60 State Street Boston, MA, 02109 USA Attn: A. Silvana Giner, Adv.
Yoav Shoham	c/o Forescout Technologies Ltd. 24 Raoul Wallenberg St. Entrance D, 3rd floor Tel Aviv, 6971924, Israel
Yael Shrem	c/o SFK Ltd. 21 Ha’arba Street Tel Aviv, Israel

B Investors
Accel VIII L.P.	428 University Avenue Palo Alto, CA 94301
Accel Internet Fund IV L.P.	428 University Avenue Palo Alto, CA 94301
Accel Investors 2000 L.L.C.	428 University Avenue Palo Alto, CA 94301 Attn: Theresia Ranzetta

Pitango Venture Capital Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III (USA) Non-Q L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III (Israeli Investors) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango JP Morgan Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III Trusts 2000 Ltd.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Principals Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
B.C.S. Growth Fund (Israel) L.P	3 Daniel Frisch Street, Tel Aviv, Israel
Benny Bergman	c/o B.C.S. Growth Fund (Israel) L.P. 3 Daniel Frisch Street, Tel Aviv, Israel
Yaad Consulting & Management Services (1995) Ltd.	c/o SFK Ltd. 21 Ha’arba Street Tel Aviv, Israel
Dan Caspi	c/o B.C.S. Growth Fund (Israel) L.P. 3 Daniel Frisch Street, Tel Aviv, Israel
Adigar Technologies Ltd.	20 Lincoln Street, Tel Aviv, Israel Attn: Zvika Yochman
Yigal Arnon Hi-Tech Investments L.P.	1 Azrieli Center, Tel Aviv, Israel Attn: Orly Tsioni, Adv.

Eran Ilan Investments Ltd.	c/o Yigal Arnon & Co. 1 Azrieli Center, Tel Aviv, Israel
Jacob Barshack	6 Ori Street, Tel Aviv, Israel
Shimon Ullman	Weizmann Institute POB 26, Rehovot 76100 Israel
Linani Ltd.	c/o Ness Technologies Ltd. Kiryat Atidim, Building 4, Tel Aviv, Israel
Shrem Fudim Kelner-Trust Company Ltd.	21 Ha’arba Street Tel Aviv, Israel
Shrem, Fudim Kelner Founder Group II, LP	21 Ha’arba Street Tel Aviv, Israel
Canada Israel Opportunity Fund III LP	21 Ha’arba Street Tel Aviv, Israel
Shrem, Fudim, Kelner & Co. Ltd.	21 Ha’arba Street Tel Aviv, Israel
Arko Holdings Ltd.	21 Ha’arba Street Tel Aviv, Israel
Arko Technological Holdings LP	21 Ha’arba Street Tel Aviv, Israel
Vintage Venture Partners III (Cayman) LP	C/o Vintage Investment Partners Ackerstein Towers, Bldg D 10th Floor 12 Abba Eban Avenue Herzliya Pituach, 46120 Israel
Vintage Venture Partners III (Israel) LP	C/o Vintage Investment Partners Ackerstein Towers, Bldg D 10th Floor 12 Abba Eban Avenue Herzliya Pituach, 46120 Israel

C Investors
Meritech Capital Partners II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301

Meritech Capital Affiliates II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
MCP Entrepreneur Partners II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
Accel VIII L.P.	428 University Avenue Palo Alto, CA 94301
Accel Internet Fund IV L.P.	428 University Avenue Palo Alto, CA 94301
Accel Investors 2000 L.L.C.	428 University Avenue Palo Alto, CA 94301
Pitango Venture Capital Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III (USA) Non-Q L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III (Israeli Investors) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III Trusts 2000 Ltd.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Principals Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Technology Ventures I Venture Capital Investment Limited Partnership	18F Itochu Building 5-1, Kita-Aoyama 2-chome Minato-ku, Tokyo 107-0061 JAPAN
Itochu Corporation	5-1, Kita-Aoyama 2-chome, Minato-ku, Tokyo, 107-8077 Japan
D Investors

Amadeus II ‘A’ Amadeus II ‘B’ Amadeus II ‘C’
50 Lothian Road, Edinburgh, EH3 9BV
Acting by its manager Amadeus Capital Partners Limited having its registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge CB3 0RN
Fax:44-1223-707070
Attn: Richard Anton
e-mail: Richard.anton@amadeuscapital.com

Amadeus II ‘D’ GmbH & Co KG
c/o VCM Venture Capital Management und Beteiligungsgesellschaft mbH, Max-Joseph-Strasse 7, 80333 Munich
Acting by its manager Amadeus Capital Partners Limited having its registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge CB3 0RN
Fax:44-1223-707070
Attn: Richard Anton
e-mail: Richard.anton@amadeuscapital.com

Amadeus II Affiliates Fund L.P.
c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, USA
Acting by its manager Amadeus Capital Partners Limited having its registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge CB3 0RN
Fax:44-1223-707070
Attn: Richard Anton
e-mail: Richard.anton@amadeuscapital.com

Meritech Capital Partners II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
Meritech Capital Affiliates II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
MCP Entrepreneur Partners II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
Accel VIII L.P.	428 University Avenue Palo Alto, CA 94301
Accel Internet Fund IV L.P.	428 University Avenue Palo Alto, CA 94301
Accel Investors 2000 L.L.C.	428 University Avenue Palo Alto, CA 94301

Pitango Venture Capital Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III (USA) Non-Q L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III (Israeli Investors) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango JP Morgan Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III Trusts 2000 Ltd.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Principals Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Linani Ltd.	c/o Ness Technologies Ltd. Kiryat Atidim, Building 4, Tel Aviv, Israel
Technology Ventures I Venture Capital Investment Limited Partnership	18F Itochu Building 5-1, Kita-Aoyama 2-chome Minato-ku, Tokyo 107-0061 JAPAN
B.C.S. Growth Fund (Israel) L.P	3 Daniel Frisch Street, Tel Aviv, Israel
Benny Bergman	c/o B.C.S. Growth Fund (Israel) L.P. 3 Daniel Frisch Street, Tel Aviv, Israel
Yaad Consulting & Management Services (1995) Ltd.	c/o SFK Ltd. 21 Ha’arba Street Tel Aviv, Israel
Dan Caspi	c/o B.C.S. Growth Fund (Israel) L.P. 3 Daniel Frisch Street, Tel Aviv, Israel

Adigar Technologies Ltd.	20 Lincoln Street, Tel Aviv, Israel Attn: Zvika Yochman
Yigal Arnon Hi-Tech Investments L.P.	1 Azrieli Center, Tel Aviv, Israel Attn: Orly Tsioni, Adv.
Eran Ilan Investments Ltd.	c/o Yigal Arnon & Co. 1 Azrieli Center, Tel Aviv, Israel
Jacob Barshack	6 Ori Street, Tel Aviv, Israel
Shimon Ullman	Weizmann Institute POB 26, Rehovot 76100 Israel
Shrem, Fudim Kelner Founder Group II – Annex Fund LP	21 Ha’arba Street Tel Aviv, Israel
Canada Israel Opportunity Fund III LP	21 Ha’arba Street Tel Aviv, Israel
Shrem, Fudim, Kelner & Co. Ltd.	21 Ha’arba Street Tel Aviv, Israel
Arko Holdings Ltd.	21 Ha’arba Street Tel Aviv, Israel
Arko Technological Holdings LP	21 Ha’arba Street Tel Aviv, Israel

E Investors
Amadeus II ‘A’ Amadeus II ‘B’ Amadeus II ‘C’
50 Lothian Road, Edinburgh, EH3 9BV
Acting by its manager Amadeus Capital Partners Limited having its registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge CB3 0RN
Fax:44-1223-707070
Attn: Richard Anton
e-mail: Richard.anton@amadeuscapital.com

Amadeus II ‘D’ GmbH & Co KG
c/o VCM Venture Capital Management und Beteiligungsgesellschaft mbH, Max-Joseph-Strasse 7, 80333 Munich
Acting by its manager Amadeus Capital Partners Limited having its registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge CB3 0RN
Fax:44-1223-707070
Attn: Richard Anton
e-mail: Richard.anton@amadeuscapital.com

Amadeus II Affiliates Fund L.P.
c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, USA
Acting by its manager Amadeus Capital Partners Limited having its registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge CB3 0RN
Fax:44-1223-707070
Attn: Richard Anton
e-mail: Richard.anton@amadeuscapital.com

Meritech Capital Partners II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
Meritech Capital Affiliates II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
MCP Entrepreneur Partners II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
Accel VIII L.P.	428 University Avenue Palo Alto, CA 94301
Accel Internet Fund IV L.P.	428 University Avenue Palo Alto, CA 94301
Accel Investors 2000 L.L.C.	428 University Avenue Palo Alto, CA 94301
Pitango Venture Capital Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III (Israeli Investors) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel

Pitango Parallel Investor Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III (USA) Non-Q L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Venture Capital Fund III Trusts 2000 Ltd.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Pitango Principals Fund III (USA) L.P.	11 HaMenofim Street Building B Herzeliya 46725, Israel
Linani Ltd	c/o Ness Technologies Ltd. Kiryat Atidim, Building 4, Tel Aviv, Israel
E-1 Investors
Silicon Valley Bank	Attn: Treasury Department 3003 Tasman Drive, HC 215 Santa Clara, CA 95054 Email: deriviatives@svb.com
Gold Hill Capital 2008, L.P.	One Almaden Blvd., Suite 630 San Jose, CA 95113 Attn: Glenn Marasigan Email: gmarasigan@goldhillcapital.com
F Investors

Name	Address
Amadeus IV Velocity Fund LP
Acting by its manager Amadeus Capital Partners Limited having its registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge
CB3 0RN
Fax:44-1223-707070
Attn: Richard Anton
e-mail:
Richard.anton@amadeuscapital.com

Amadeus EII LP
Meritech Capital Partners II L.P.	245 Lytton Ave, Suite 125 Palo Alto, CA 94301
Meritech Capital Affiliates II L.P.
MCP Entrepreneur Partners II L.P.

Name	Address
Accel VIII L.P.	428 University Avenue Palo Alto, CA 94301
Accel Internet Fund IV L.P.
Accel Investors 2000 L.L.C
Pitango Venture Capital Fund III (USA) L.P.	11 HaMenofim Street Building B Herzliya 46725, Israel
Pitango Venture Capital Fund III (USA) Non-Q L.P.
Pitango Venture Capital Fund III (Israeli Investors) L.P.
Pitango Principals Fund III (USA) L.P.
Pitango Venture Capital Fund III Trusts 2000 Ltd
Pitango Parallel Investor Fund III (USA) L.P.
Aspect Ventures L.P.	560 Brannan Street San Francisco, CA 94107 Email: tg@aspectventures.com
F. Thomson Leighton & Bonnie B Leighton Revocable Trust dtd 11/3/1999	15 Charlesden Pk Newtonville, MA 02460-2207 Email: ftl@akamai.com
Cross Creek Capital II, L.P.	505 Wakara Way, Suite 215 Salt Lake City, UT 84108 Attn: Karey Barker
Cross Creek Capital Partners III, L.P.
NIR4YOU Technologies Ltd.	4 Romanili Street Tel Aviv, Israel Attn: Izhak Nakar, CEO
Vintage Venture Partners III (Cayman) LP	12 Abba Eban Avenue Ackerstein Towers Bldg. D, 10th Floor Herzliya Petuach 46120 Israel
Vintage Venture Partners III (Israel) LP
Vintage Investment Partners V (Cayman) LP
Vintage Investment Partners V (Israel) LP

G Investors

Name	Address
Hartford Global Capital Appreciation Fund	c/o Wellington Management Company LLP Attention: Legal and Compliance Department 280 Congress Street Boston, Massachusetts 02210 Facsimile Number: 617-289-5699 Email address: seclaw@wellington.com
Global Multi-Strategy Fund
The Hartford Growth Opportunities Fund
The Hartford Capital Appreciation Fund
Hartford Growth Opportunities HLS Fund
Hadley Harbor Master Investors (Cayman) L.P.
Ithan Creek Master Investors (Cayman) L.P.
CROSS CREEK CAPITAL II, L.P.	505 Wakara Way, Suite 215 Salt Lake City, UT 84108 Attn: Karey Barker Email address: pjarman@crosscreekadvisors.com
CROSS CREEK CAPITAL PARTNERS III, L.P.
Wasatch Small Cap Growth Fund	505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Attn: Sarah Brown/Dan Thurber Phone: 801-533-0777 Fax: 801-983-4192 Email address: DIT@wasatchadvisors.com
Aspect Ventures, L.P.	560 Brannan Street San Francisco, CA 94107 Email address: tg@aspectventures.com
Aspect Ventures I-A, L.P.
F. Thomson Leighton & Bonnie B Leighton Revocable Trust dtd 11/3/1999	15 Charlesden Pk Newtonville, MA 02460-2207 Email address: ftl@akamai.com
Red Beard Holdings, LLC	2560 E. Chapman Ave #173 Orange, CA 92869 Email addresses: vinny.smith@vcsgrp.com; matt@tobacapital.com